Non-current liabilities	12 Months Ended
Dec. 31, 2017
Non-current liabilities.
Non-current liabilities

13. Non-current liabilities

(a) Borrowings

	December 31,	December 31,
	2017	2016
	(€ in thousands)
Innovation credit	4,899	4,598
Accrued interest on innovation credit	1,683	1,099
Convertible loans	662	—
Total borrowings	7,244	5,697
Current portion	(1,960)	—
	5,284	5,697

Innovation credit (“Innovatiekrediet”)

On June 1, 2012, ProQR was awarded an Innovation credit by the Dutch government, through its agency RVO of the Ministry of Economic Affairs, for the Company’s cystic fibrosis program. Amounts were drawn under this facility in the course of the years 2013 through 2017. The credit covers 35% of the costs incurred in respect of the program up to an initial maximum of € 5.0 million.

The credit is interest-bearing at a rate of 10% per annum. The credit, including accrued interest, is repayable in three installments on November 30, 2018, November 30, 2019 and November 30, 2020, depending on the technical success of the program.

The assets which are co-financed with the granted innovation credit are subject to a right of pledge for the benefit of RVO.

Convertible loans

Convertible loans were issued to Amylon Therapeutics B.V. in 2017 and are interest-bearing at an average rate of 8% per annum. They are convertible into a variable number of ordinary shares within 36 months at the option of the holder or the Company in case financing criteria are met. Any unconverted loans become payable on demand after 24 months in equal quarterly terms.